UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     October 15, 2007

                           ON THE GO HEALTHCARE, INC.
           (Exact name of registrant as specified in its charter)

     DELAWARE                      333-61538                 98-0231687
  ----------------             --------------------    -------------------
  (State or Other                 (Commission          (IRS Employer
  Jurisdiction of                 File Number)           Identification
   Incorporation)                                                   No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                    ----------------------------------------



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On July 14, 2005, we entered into a convertible financing facility with Laurus Master Fund, Ltd. for up to $5,500,000. The facility consists of (i) a $500,000 Secured Convertible Term Note, (ii) a $2,500,000 Secured Convertible Minimum Borrowing Note, and (iii) a $5,000,000 Secured Revolving Note (collectively, the "Notes"). The Notes are secured by a security interest in substantially all of our assets. Additionally, as part of the financing, we issued Laurus common stock purchase warrants to purchase up to 1,420,000 shares of our common stock at a price of $0.65 per share, expiring
July 14, 2012. The facility terminates on July 14, 2008.

On January 24, 2006, we agreed to revise the financing facility with Laurus. On May 16, 2006, we agreed to further amend the Amended and Restated Convertible Term Note (the "Term Note"). On September 24, 2007, we agreed to further amend the Amended and Restated Secured Convertible Minimum Borrowing Note (the "Minimum Borrowing Note"). On October 15, 2007, we agreed to further amend the Minimum Borrowing Note to change the fixed conversion price of $0.005 for the first $150,000 of the principal converted after September 24, 2007 to the price equal to eighty percent of the average of the five lowest closing prices of our common stock during the ten (10) trading days immediately prior to the date of such conversion; provided, however, that the Fixed Conversion Price applicable to such conversion may not be less than $0.001, subject to adjustments, for the first $250,000 of the principal converted after October 15, 2007. The rest of the principal of the Minimum Borrowing Note and the interest associated with the principal would still be convertible at $1.02. The Minimum Borrowing Note, as amended, matures on July 14, 2008. The Minimum Borrowing Note has an interest rate equal to the Wall Street Journal prime rate plus 2%. The interest rate will not be lower than 8% based on movements in the prime rate. Under the terms of the Minimum Borrowing Note, we began making monthly payments plus accrued and unpaid interest on August 1, 2005.

We may prepay the Minimum Borrowing Note by paying to Laurus a sum of money equal to 130% of the Principal Amount outstanding at such time together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to Laurus arising under any portion of the facility.

The Notes and warrants were offered and sold to Laurus in a private placement transaction made in reliance upon exemptions from registration pursuant to
Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Laurus is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Capitalized terms used but not defined herein shall have the meanings given them in the Amended and Restated Security and Purchase Agreement. The description of the transactions contained herein are qualified in their entirety by reference to the Amended and Restated Secured Convertible Term Note, Amended and Restated Secured Revolving Note, Amended and Restated Secured Convertible Minimum Borrowing Note, Amended and Restated Security and Purchase Agreement, Amended and Restated Form of Common Stock Purchase Warrant and the Amended and Restated Registration Rights Agreement filed as Exhibits 4.1 - 4.6, respectively, to the Form 8-K filed January 30, 2006 and incorporated herein by reference. The Omnibus Amendment and the Second Omnibus Amendments are qualified in their entirety by, and made subject to, the more complete information set forth in the Omnibus Amendments filed as exhibits 4.7 and 4.8, to the Form 8-Ks filed July 11, 2007 and
September 28, 2007, respectively, and incorporated herein by reference.
The foregoing description of the terms and conditions of the Third Omnibus Amendment is qualified in its entirety by, and made subject to, the more complete information set forth in the Third Omnibus Amendment filed as
Exhibit 4.9, incorporated herewith.

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This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including the risks described in our annual report on Form 10-KSB and other filings we make from time to time filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER          DESCRIPTION

4.1 Amended and Restated Secured Convertible Term Note, dated January 13, 2006 (included as Exhibit 4.1 to the Form 8-K filed January 30, 2006 and incorporated herein by reference).

4.2 Amended and Restated Secured Revolving Note, dated January 13, 2006 (included as Exhibit 4.2 to the Form 8-K filed January 30, 2006 and incorporated herein by reference).

4.3 Amended and Restated Secured Convertible Minimum Borrowing Note, dated January 13, 2006 (included as Exhibit 4.3 to the Form 8-K filed January 30, 2006 and incorporated herein by reference).

4.4 Amended and Restated Security and Purchase Agreement, dated
    January 13, 2006 (included as Exhibit 4.4 to the Form 8-K filed January 30, 2006 and incorporated herein by reference).

4.5 Amended and Restated Form of Common Stock Purchase Warrant, dated January 13, 2006 (included as Exhibit 4.5 to the Form 8-K filed January 30, 2006 and incorporated herein by reference).

4.6 Amended and Restated Registration Rights Agreement, dated
    January 13, 2006 (included as Exhibit 4.6 to the Form 8-K filed January 30, 2006 and incorporated herein by reference).

4.7 Omnibus Amendment, dated July 11, 2007 (included as exhibit 4.7 to the Form 8-K filed July 17, 2007 and incorporated herein by reference).

4.8 Second Omnibus Amendment, dated September 24, 2007 (filed as Exhibit 4.8 to the Form 8-K filed September 28, 2007 and incorporated herein by reference).

4.9 Third Omnibus Amendment, dated October 15, 2007 (filed herewith).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date    October 19, 2007


On the Go Healthcare, Inc.
-------------------------------
(Registrant)



/s/ Stuart Turk
-------------------------------
(Signature)

Name:  Stuart Turk
Title: Chief Executive Officer
       and President

EXHIBIT 4.9

THIRD OMNIBUS AMENDMENT

This Third Omnibus Amendment, dated October 15, 2007, by and between ON THE GO HEALTHCARE, INC., a Delaware Corporation (the "Company"), and Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus", and together with the undersigned assignees of Laurus, collectively, the "Purchaser"), amends (i) that certain Secured Convertible Minimum Borrowing Note, dated July 14, 2005 by the Company in favor of Purchaser in the aggregate principal amount of $2,500,000 (as amended, restated, modified or supplemented from time to time, the "Minimum Borrowing Note") issued pursuant to the terms of the Security and Purchase Agreement, dated July 14, 2005 between the Company and the Purchaser (as amended, restated, modified or supplemented from time to time, the "Purchase Agreement") issued pursuant to the terms of the Purchase Agreement. The Purchase Agreement, together with the Minimum Borrowing Note and the other Ancillary Documents referred to in the Purchase Agreement, are herein referred to as the "Loan Documents." Capitalized terms used but not defined herein shall have the meanings given them in the Purchase Agreement.

PREAMBLE

WHEREAS, pursuant to the terms of the Purchase Agreement, the Company issued and sold the Minimum Borrowing Note to Purchaser; and

WHEREAS, the Purchaser and the Company desire to amend the transactions contemplated by the Purchase Agreement and the Minimum Borrowing Note.

NOW, THEREFORE, in consideration of the covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Minimum Borrowing Note.  Section 3.1 of the Minimum Borrowing
   Note is hereby amended by deleting the last two sentences appearing therein in its entirety and inserting the following new sentence in lieu thereof:

   "For purposes hereof, subject to Section 3.6 hereof, the initial "Fixed Conversion Price" means: (a) with respect to the first $250,000 of principal converted hereunder after October 15, 2007, the price equal to eighty percent (80%) of the average of the five (5) lowest closing prices of the Common Stock during the ten (10) trading days immediately prior to the date of such conversion; provided, however, that the Fixed Conversion Price applicable to such conversion shall not be less than $0.001 (subject to adjustments as provided herein) and (b) with respect to the remainder of principal and interest converted hereunder after the conversion described in clause (a) above, $1.02. The shares of Common Stock to be issued upon such conversion are herein referred to as the "Conversion Shares")."

2. The Company hereby agrees to cover any and all expense related to the issuance of a legal opinion issued for the benefit of the Company's transfer agent, if required, so that Purchaser may sell the common stock issued by the Company upon conversion of the Notes pursuant to Rule 144(k). Purchaser acknowledges that the Company will not amend the Registration Statement and the Purchaser may not sell the common stock issued by the Company upon conversion of the Minimum Borrowing Note pursuant to the Registration Statement. However, this paragraph will not apply to the common stock issuable upon exercise of the warrants described in the Registration Statement.

3. The Purchaser acknowledges that the reduction in Fixed Conversion Price described in paragraph 1 above will require the Company to issue more shares of Common Stock than first contemplated in the Minimum Borrowing Note.

4. Additionally, the Purchaser and the Company agree that such reduction in price does not trigger any clause in the Minimum Borrowing Note or any other agreement between the Purchaser and the Company to reduce the Fixed Conversion Price or Exercise Price of any other security.

5. The Purchaser agrees that such reduction in the Fixed Conversion Price set forth in paragraph 1 above and the subsequent issuance of shares of Common Stock upon conversion of the Minimum Borrowing Note will not trigger a default under any agreement between the Purchaser and the Company.

6. The amendments set forth above shall be effective as of the date first above written (the "Amendment Effective Date") on the date when each of the Company and the Purchaser shall have executed and the Company shall have delivered to Purchaser its respective counterpart to this Amendment.

7. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

8. The Company hereby represents and warrants to the Purchaser that (i) no Event of Default (as defined in the Purchase Agreement) exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by the Company in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, all of the Company's and its Subsidiaries' covenant requirements have been met.

9. From and after the Amendment Effective Date, all references in the Loan Documents shall be deemed to be references to the Loan Documents, as the case may be, as modified hereby.

10.This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.


IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.


COMPANY:                                PURCHASER:

ON THE GO HEALTHCARE, INC.              LAURUS MASTER FUND, LTD.

                                        BY: LAURUS CAPITAL MANAGEMENT, LLC,
                                        ITS INVESTMENT MANAGER


By:     /s/ Stuart Turk                 By:     /s/ Scott Bluestein
--------------------------------        -----------------------------------
Name:   Stuart Turk                     Name:   Scott Bluestein
Title:  Chief Executive Officer         Title:  Senior Managing Director


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